Long-Term Investments	12 Months Ended
Dec. 31, 2010
Long-Term Investments [Abstract]
LONG-TERM INVESTMENTS

12.	LONG-TERM INVESTMENTS

Long-term investments consist of $47.5 million equity investments accounted for by the cost method, and $6.1 million investment classified as available-for-sale.

The Cost method equity investments are as follows:

	At December 31,
	2009		2010
	Carrying	Ownership	Carrying	Ownership
	Value	Percentage	Value	Percentage
		(%)		(%)

Xi’an Longi(1)	$7.3	4.7	$7.3	4.4
Nitol(2)	40.0	11.5	40.0	11.5
Huadian Dongtai Suntech(3)	0.2	10.0	0.2	10.0

Total	$47.5		$47.5

(1)	In May 2008, the Company acquired a 5% equity interest in Xi’an Longi Silicon Material Limited (“Xi’an Longi”) for total cash consideration of $7.3 million. This equity interest was slightly diluted to 4.7% and 4.4% as of December 31, 2009 and 2010, respectively.

(2)	In 2008, the Company acquired a 14.0% equity interest in Nitol Solar Limited (“Nitol”) for total cash consideration of $100 million. The investment was evaluated for impairment because of an adverse change in the market condition of companies in the PV solar industry as of December 31, 2008. Factors which the Company considered in determining that the investment was other-than-temporarily impaired, included a significant deterioration in Nitol’s earnings performance since the investment was made, significant adverse changes in the global economy and solar market conditions, Nitol’s activities in seeking significant additional financing to finance working capital needs, and the values at which subsequent equity transactions at Nitol were made. In addition, the Company performed valuations of the investment in Nitol using both the income approach and market approach, which supported an other-than-temporary impairment. As a result of that evaluation, the Company recorded an impairment charge of $60.0 million as of December 31, 2008. Based on the Company’s evaluation of the near-term prospects of the investee, the Company believes that no additional impairment is needed as of December 31, 2009 and 2010. The ownership has been diluted into 11.5% as of December 31, 2009 and 2010 after the debt restructuring of the investee in May 2009.

(3)	In November 2009, the Company acquired a 10% equity interest in “Huadian Dongtai Suntech Power Co., Ltd “(“Huadian Dongtai Suntech”) for total cash consideration of $0.2 million.

During March 2008, the Company acquired an 11.7% equity interest in Hoku Science Inc. (“Hoku”), a NASDAQ listed company, for total cash consideration of $20.0 million. The Company does not have any voting interest in the investee, and accounted for this investment as available-for-sale. For the year ended December 31, 2008, an unrealized loss of $13.8 million was recorded in other expenses as other-than-temporary impairment based on the Company’s evaluation. Factors which were considered in determining that the investment was other-than-temporarily impaired included the inability of the Company to continue to assert that it would hold the investment until recovery given the significant market changes in polysilicon supply and demand, the decline in the stock price of Hoku Scientific, the lengthy time period for which Hoku’s stock price has been below the Company’s investment cost, and the lack of strong evidence to refute the severity and duration of the decline. In December 2009, Tianwei New Energy Holdings Co. Ltd. acquired approximately 33 million shares of Hoku, diluting the Company’s equity interest of Hoku to approximately 4.19%. The $6.3 million and $6.1 million balance represents the fair value of the investment as of December 31, 2009 and 2010, respectively, and $0.1 million unrealized gain and $0.2 million unrealized loss was recognized in other comprehensive income during the years ended December 31, 2009 and 2010, respectively. No further impairment is deemed necessary for this investment based on the Company’s evaluation as of December 31, 2010.